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                                                                   EXHIBIT 10.20







                                 Amendment To

                           Loan Servicing Agreement

                                    Between

                     Southern Pacific Funding Corporation
                                     Owner

                                      and

                          Advanta Mortgage Corp. USA
                                   Servicer

                          Dated as of August 12,1996

            Fixed and Adjustable Rate Non-Conforming Mortgage Loans

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This Amendment is dated as of August 12, 1996 and amends the Servicing Agreement
("Agreement") by and between Southern Pacific Funding Corporation ("the Owner") and Advanta Mortgage Corp. USA ("the Servicer") dated September 14, 1995, as follows:

Section 4.10(a) in Article IV, of the Agreement is amended effective September
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1, 1996 to read as follows:
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     Section 4.10 Servicing Compensation
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     (a)  As compensation for its activities hereunder, the Servicer shall be entitled to retain as to each Mortgage Loan, a Servicing Fee in an amount
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     equal to [   *   ] ([   *   ] basis points) per annum which
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     Servicing Fee shall be retained by Servicer from the interest portion of each Mortgage Loan payment received from a borrower and from Liquidation Proceeds, as applicable. The Servicer shall be paid the Servicing Fee on a monthly basis by withdrawal from the Collection Account in accordance with
     Section 4.5, of this Agreement.

Section 6.6 (Reserved For Future Use) in Article VI, of the Agreement is amended
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effective with the execution of the Southern Pacific Secured Assets Corp.,
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Mortgage Pass-Through Certificates, Series 1996-3 to read as follows:
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     Section 6.6 Master Servicing Continued Cooperation
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     (a)  Servicer shall cooperate with Owner in Owner's future efforts to pool the Mortgage Loans for securitization pursuant to which Servicer will be engaged as a master servicer. Such cooperation shall include the Servicer's execution and delivery of the appropriate pooling and servicing agreement. Servicer shall furnish historical delinquency statistics evidenced by appropriate comfort letters for Mortgage Loans serviced and administered by Servicer, estoppel certificates and other information reasonably requested by Owner.

     (b) Owner and Servicer agree and acknowledge that the Owner will deliver all Mortgage Loans originated or purchased by Owner to Servicer for servicing hereunder and shall designate Servicer to act as master servicer for Mortgage Loans sold into a securitization. Subsequent to each securitization, all Mortgage Loans which are securitized shall be serviced in accordance with the terms of the related pooling and servicing agreement, including but not limited to, the Servicer's obligation to:

          (i)    make delinquency advances;
          (ii)   make servicing advances;

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* This information has been omitted and filed separately with the Securities and
  Exchange Commission and is subject to a confidential treatment request with respect thereto.

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         (iii)   dispose of REO within security provision guidelines;
         (iv)    provide all required trust reports to the trustee; and
         (v) give representations, warranties and covenants Servicer customarily gives in connection with a securitization

    (c) As compensation for its activities pursuant to this Section 6.6, the Servicer as Master Servicer pursuant to each related pooling and servicing agreement shall be entitled to retain from the applicable trust collection
    account as to each Mortgage Loan a servicing fee of [   *   ]%
    ([   *   ] basis points) per annum for each Mortgage Loan serviced
    thereunder.

    (d) The Servicer as master servicer pursuant to each related pooling and servicing agreement shall be entitled to retain the Additional Servicing Compensation as defined in this Agreement.


    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be duly executed by their respective officer, all as of the day and year first above mentioned.

Advanta Mortgage Corp. USA             Southern Pacific Funding Corp.



By: /s/ William P. Sarland             By: /s/ F A Frazzitta
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Name: William P. Sarland               Name: Frank A. Frazzitta
Title: Senior Vice President           Title: Vice President












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* This information has been omitted and filed separately with the Securities and
  Exchange Commission and is subject to a confidential treatment request with respect thereto.